Dreyfus
Strategic Municipals, Inc.


ANNUAL REPORT
September 30, 1999


(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments Year 2000 Issues (Unaudited) and its share price.

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Selected Information

                             7   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            17   Financial Highlights

                            18   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Dividend Reinvestment and
                                   Cash Purchase Plan

                            25   Important Tax Information

                            26   Proxy Results

                            29   Officers & Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                             Dreyfus Strategic Municipals, Inc.

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Municipals, Inc., covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Paul Disdier.

The past year has been mixed for municipal bond investors. Lower short-term interest rates adopted by the Federal Reserve Board in the fall of 1998 helped the U.S. economy withstand the effects of economic weakness in Japan, Asia and Latin America. As interest rates declined, the prices of many municipal bonds appreciated.

Soon after 1999 began, however, evidence emerged that the U.S. economy was growing strongly in an environment characterized by high levels of consumer spending and low levels of unemployment. Concerns that inflationary pressures might re-emerge caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Higher interest rates led to erosion of municipal bond prices, especially toward the end of the reporting period

In this environment, however, the yields of tax-exempt bonds have recently been quite attractive compared to the after-tax yields of taxable bonds of comparable maturity and credit quality. This is especially true for investors in the higher federal income tax brackets.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Strategic Municipals, Inc.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Paul Disdier, Portfolio Manager

How did Dreyfus Strategic Municipals, Inc. perform during the period?

The fund produced a total return of -2.15% over the 12-month reporting period ended September 30, 1999.(1) The fund provided income dividends of $0.572 per share, which is equal to a distribution rate of 7.15% over the same period.(2)

We attribute the fund's performance to its security selection strategy, which emphasizes income over total return. In rising interest-rate environments such as the one that prevailed throughout most of the reporting period, prices of high income-producing bonds tend to decline less than bonds with lower income yields. Conversely, when interest rates decline, prices of high-income bonds tend to appreciate less than their lower yielding counterparts.

What is the fund's investment approach?

The fund seeks high current federally tax-exempt income from a diversified portfolio of municipal bonds.

To this end, we have constructed a portfolio by seeking income opportunities through analysis of each bond's structure, paying particularly close attention to each bond's yield, maturity and early redemption features.

Over time, many of the fund's high yielding bonds matured or were redeemed by their issuers. We generally attempted to replace those bonds with new comparable securities that, at that time, offered higher-than-average income payments. This strategy is designed to help maximize income. We also seek to upgrade the fund with newly issued bonds that, in our opinion, have better structural or income characteristics than existing holdings. When such opportunities arise, we will usually sell bonds that are close to redemption or maturity, a strategy designed to help protect the fund's income stream. In addi
                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tion, we conduct extensive credit analysis of our holdings in an attempt to avoid potential defaults on interest and principal payments.

What other factors influenced the fund's performance?

The fund was affected by changing interest rates over the past year. When the reporting period began on October 1, 1998, investors were concerned about the potentially adverse economic effects of the global currency and credit crises, which had spread from Asia to Russia and were threatening Latin America. In response, the Federal Reserve Board reduced short-term interest rates last fall in an attempt to stimulate global economic growth.

The Federal Reserve's strategy apparently was effective. Economies in Japan and Southeast Asia appear to have halted their deterioration early in 1999, and the growth of the U.S. economy was stronger than most analysts expected. Municipal bond yields and prices stabilized in this environment. In the second and third quarters, however, strong economic growth raised concerns among fixed-income investors that inflationary pressures might re-emerge. The Federal Reserve Board increased short-term interest rates twice during the summer of 1999 in an attempt to forestall inflationary pressures. This change in monetary policy caused municipal bond prices to fall.

In addition, strong economic conditions have contributed to the nation's first federal budget surplus in many years. While the government has had less need to issue U.S. Treasury securities, demand has remained high from domestic and overseas investors. This imbalance between supply and demand has, at times, constrained the rise of taxable U.S. Treasury bond yields relative to tax-exempt bonds. As a result, as of September 30, 1999, municipal bonds were offering tax-exempt yields that compared very favorably with taxable yields after adjusting for taxes.

The fund has also been affected by the early redemption of bonds by their issuers. This has resulted in some erosion of the fund's dividend and income stream in a lower interest-rate environment than when the fund was initially constructed 11 years ago.


On October 15, 1999, shareholders approved a proposal enabling the fund to issue auction preferred stock. Any auction preferred stock offering would be done for the purpose of leveraging the fund's capital structure in an effort to provide incremental earnings and providing the fund with flexibility in managing the overall call exposure and rated credit quality of its portfolio. Subject to market conditions, the fund currently intends to issue auction preferred stock during the first calendar quarter of 2000. The fund will continue to monitor the applicable market to determine when to issue such stock. An offering of any auction preferred stock will be made only by prospectus.

What is the fund's current strategy?

We have positioned the fund relatively defensively in a rising interest-rate environment. As existing holdings have matured or been called, we typically have reinvested the proceeds in long-term then-current higher yielding bonds, as well as in inverse floaters, which are adjustable-rate securities that tend to produce more income.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD.

                                                             The Fund

SELECTED INFORMATION

September 30, 1999 (Unaudited)


Market Price per share September 30, 1999           $ 8

Shares Outstanding September 30, 1999        58,549,216

New York Stock Exchange Ticker Symbol               LEO

MARKET PRICE (NEW YORK STOCK EXCHANGE)

         Fiscal Year Ended September 30, 1999
-----------------------------------------------------------------


                             QUARTER            QUARTER           QUARTER             QUARTER
                              ENDED            ENDED               ENDED              ENDED
               DECEMBER 31, 1998     MARCH 31, 1999          JUNE 30, 1999       SEPTEMBER 30, 1999
-----------------------------------------------------------------------------------------------------------

   High        $ 10 11_16              $ 10 1_8                 $ 9 3_4             $ 9 1_4

   Low            9 13_16                 9 1_8                   9 1_16              7 7_8

   Close          9 15_16                 9 1_2                   9 3_16              8

PERCENTAGE GAIN (LOSS) based on change in Market Price*

   September 23, 1987(commencement of operations)
     through September 30, 1999                                                                94.15%

   October 1, 1989 through September 30, 1999                                                  54.91

   October 1, 1994 through September 30, 1999                                                  13.11

   October 1, 1998 through September 30, 1999                                                 (17.55)

   January 1, 1999 through September 30, 1999                                                 (15.73)

   April 1, 1999 through September 30, 1999                                                   (13.17)

   July 1, 1999 through September 30, 1999                                                    (11.51)

NET ASSET VALUE PER SHARE

     September 23, 1987(commencement of operations)                                $  9.32

     September 30, 1998                                                              10.22

     December 31, 1998                                                               10.09

     March 31, 1999                                                                  10.03

     June 30, 1999                                                                    9.75

     September 30, 1999                                                               9.41

PERCENTAGE GAIN (LOSS) based on change in Net Asset Value*

   September 23, 1987(commencement of operations)
     through September 30, 1999                                                                                145.02%

   October 1, 1989 through September 30, 1999                                                                   94.18

   October 1, 1994 through September 30, 1999                                                                   35.03

   October 1, 1998 through September 30, 1999                                                                   (2.15)

   January 1, 1999 through September 30, 1999                                                                   (2.37)

   April 1, 1999 through September 30, 1999                                                                     (3.26)

   July 1, 1999 through September 30, 1999                                                                      (1.92)

*  WITH DIVIDENDS REINVESTED.

STATEMENT OF INVESTMENTS


September 30, 1999

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--98.0%                                                       Amount ($)          Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--.9%

Alabama Industrial Development Authority, SWDR (Pine City Fiber

   Co.) 6.45%, 12/1/2023 (Guaranteed; Boise Cascade Corp.)                                    5,000,000           5,002,800

ALASKA--1.9%

Alaska Housing Finance Corp. 5.75%, 6/1/2024 (Insured; MBIA)
                                                                                              6,300,000           6,082,272

Valdez, Marine Terminal Revenue 5.50%, 10/1/2028                                              5,000,000           4,655,100

ARIZONA--6.0%

Apache County Industrial Development Authority, PCR

  (Tucson Electric Power Co. Project):

      5.85%, 3/1/2028                                                                         5,000,000           4,544,950

      5.875%, 3/1/2033                                                                        2,500,000           2,296,675

Coconino County, PCR (Nevada Power Co. Project)

   6.375%, 10/1/2036                                                                          4,250,000           4,330,028

Pima County Industrial Development Authority, Industrial Revenue

   (Tucson Electric Power Co. Project) 6%, 9/1/2029                                          15,500,000          14,444,140

Tempe Industrial Development Authority, IDR

   (California Micro Devices Corp. Project) 10.50%, 3/1/2018                                  7,185,000           7,325,179

ARKANSAS-.5%

Little River County, Revenue

   (Pacific Corp. Project) 5.60%, 10/1/2026                                                   3,100,000           2,798,959

CALIFORNIA--2.6%

California 7.131%, 12/1/2018                                                                 10,000,000  (a,b)    9,456,000

Foothill / Eastern Corridor Agency, Toll Road Revenue
   5.75%, 1/15/2040                                                                           5,000,000           4,763,200

COLORADO--3.4%

Bent County, COP (Medium Security Correctional Facility Project)

   9.50%, 7/15/2013                                                                          12,530,000          13,186,572

Denver City and County, Airport Revenue:

   8%, 11/15/2025                                                                             3,670,000           3,876,511

   8%, 11/15/2025 (Prerefunded 11/15/2001)                                                    1,330,000  (c)      1,431,705

CONNECTICUT--.7%

Connecticut Housing Finance Authority, Housing Mortgage Finance

   Program 5.85%, 11/15/2028                                                                  4,120,000           4,068,582

FLORIDA--9.5%

Escambia County, PCR (Champion International Corp. Project)

   6.90%, 8/1/2022                                                                            7,000,000           7,455,140

Florida Board of Education, Capital Outlay 8.55%, 6/1/2019                                   20,000,000  (a,b)   21,950,400

Florida Housing Finance Agency, MFHR

   (Palm Aire Retirement Facility Project) 10%, 1/1/2020                                      4,551,086  (d)      4,551,086

Highlands County Health Facilities Authority, Hospital Revenue

   (Adventist Health Systems) 5.25%, 11/15/2028                                               8,000,000           6,961,360

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Orange County Health Facilities Authority, Hospital Revenue

   (Regional Healthcare Systems) 6%, 10/1/2026                                                2,000,000           1,946,600

Palm Beach County, Solid Waste IDR:

  (Okeelanta Power Limited Partnership Project)

      6.70%, 2/15/2015                                                                        3,000,000  (d)      1,845,000

   (Osceola Power Limited Partnership Project)

      6.95%, 1/1/2022                                                                         9,150,000  (d)      5,535,750

South Lake County Hospital District, Health, Hospital and

  Nursing Home Revenue (South Lake Hospital Inc.)

   5.80%, 10/1/2034                                                                           2,000,000           1,866,020

GEORGIA--2.5%

Fulton County Development Authority, Special Facilities Revenue

   (Delta Airlines Inc. Project) 5.45%, 5/1/2023                                              2,300,000           2,065,285

Private Colleges and Universities Facilities Authority, Revenue

  (Clark Atlanta University Project)

   8.25%, 1/1/2015 (Prerefunded 1/1/2003)                                                     9,950,000  (c)     11,495,733

HAWAII--1.9%

Hawaii Department of Transportation, Special Facility Revenue

   (Caterair International Corp. Project) 10.125%, 12/1/2010                                  4,300,000           4,422,335

   (Continental Airlines, Inc.) 5.625%, 11/15/2027                                            6,820,000           5,989,801

ILLINOIS--3.0%

Chicago-O'Hare International Airport, Special Facility Revenue:

   (Delta Airlines Project) 6.45%, 5/1/2018                                                   3,855,000           3,941,969

   (United Airlines, Inc. Project) 8.95%, 5/1/2018                                            8,875,000           9,476,636

Illinois Development Finance Authority, Revenue (Community

  Rehabilitation Providers Facilities Acquisition Program)

   6%, 7/1/2015                                                                               3,500,000           3,325,000

INDIANA--3.8%

Indiana Health Facilities Financing Authority, Hospital Revenue

   (Charity Obligation Group) 5.50%, 11/15/2024                                               5,000,000           4,643,700

Indiana Housing Finance Authority, SFMR 5.95%, 1/1/2029                                       3,960,000           4,008,074

Indianapolis Airport Authority 8.697%, 11/15/2031                                            12,000,000  (a,b)   12,216,000

KENTUCKY--4.2%

Kenton County Airport Board, Airport Revenue

  (Special Facilities-Delta Airlines Project):

      7.50%, 2/1/2020                                                                        10,000,000           10,582,000

      6.125%, 2/1/2022                                                                       13,000,000           12,674,740

LOUISIANA--2.8%

Parish of Saint James, SWDR (Freeport-McMoRan Partnership

   Project) 7.70%, 10/1/2022                                                                 10,000,000           10,512,500

West Feliciana Parish, PCR, (Gulf States) 5.8%, 12/1/2015                                     5,000,000            4,721,600


STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MARYLAND--.5%

Baltimore County, PCR

   (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015                                            2,500,000           2,644,975

MASSACHUSETTS--1.6%

Massachusetts Industrial Finance Agency, Revenue

   (Ogden Haverhill Project) 5.60%, 12/1/2019                                                 6,000,000           5,604,600

Massachusetts Health and Educational Facilities Authority, Revenue

  (Beth Israel Hospital Issue)

   8.674%, 7/1/2025 (Insured; AMBAC)                                                          3,000,000  (a)      3,011,250

MICHIGAN--3.5%

Michigan Hospital Finance Authority, HR

  (Genesys Health System Obligated Group)

   8.125%, 10/1/2021 (Prerefunded 10/1/2005)                                                  5,000,000  (c)      5,962,650

Michigan Strategic Fund, SWDR

   (Genesee Power Station Project) 7.50%, 1/1/2021                                            7,000,000           7,333,480

Wayne Charter County, Special Airport Facilities Revenue

   (Northwest Airlines, Inc.) 6.75%, 12/1/2015                                                5,680,000           5,847,901

MISSISSIPPI--4.2%

Claiborne County, PCR (Middle South Energy, Inc.)

   (System Energy Resources, Inc.) 6.20%, 2/1/2026                                            5,425,000           5,331,202

Mississippi Business Finance Corp., PCR

  (System Energy Resource Inc. Project):

      5.875%, 4/1/2022                                                                       12,825,000          11,876,976

      5.90, 5/1/2022                                                                          6,400,000           5,944,512

MONTANA--.7%

Montana Board of Housing, Single Family Mortgage
   5.75%, 6/1/2030                                                                            4,000,000           3,854,720

NEVADA--2.9%

Clark County, IDR:

   (Southwest Gas Corp.) 7.50%, 9/1/2032                                                      4,000,000           4,278,280

   (Nevada Power Company Project):

      5.60%, 10/1/2030                                                                        7,000,000           6,292,230

      5.90%, 10/1/2030                                                                        6,000,000           5,673,180

NEW HAMPSHIRE--4.8%

New Hampshire Industrial Development Authority, PCR

  (Public Service Co. Project):

      7.65%, Series A, 5/1/2021                                                              15,645,000           16,236,537

      7.65%, Series C, 5/1/2021                                                               3,500,000           3,632,335

New Hampshire Business Finance Authority, PCR, Revenue

   (Public Service Co. Project) 6% 5/1/2021                                                   7,000,000           6,561,800

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW JERSEY--3.9%

New Jersey Economic Development Authority,

   Special Facility Revenue
   (Continental Airlines Inc. Project) 6.40%, 9/15/2023                                       3,000,000           2,983,170

New Jersey Health Facilities Financing Authority, Revenue

   (Christian Health Care Center) 8.75%, 7/1/2018                                            15,295,000           18,568,895

NEW MEXICO--.8%

Farmington, PCR (Tucson Electric Power Co., San Juan)

   6.95%, 10/1/2020                                                                           4,000,000           4,163,680

NEW YORK--2.8%

Long Island Power Authority, New York Electric System Revenue

   6.85% 12/1/2016                                                                           10,000,000  (a,b)    8,741,200

New York State Energy Research and Development Authority,

  Electric Facilities Revenue (Long Island Lighting Co.):

      7.15%, 2/1/2022                                                                         3,000,000           3,257,100

      6.90%, 8/1/2022                                                                         3,275,000           3,573,320

NORTH CAROLINA--.9%

Charlotte, Special Facilities Revenue (Charlotte / Douglas

   International Airport) 5.60%, 7/1/2027 (Guaranteed; U.S. Air)                              6,000,000           5,070,000

OHIO--.9%

Cleveland, Airport Special Revenue
  (Continental Airlines, Inc. Project)

   5.375%, 9/15/2027                                                                          5,455,000           4,696,646

PENNSYLVANIA--7.6%

Beaver County Industrial Development Authority, PCR

   (Cleveland Electric Project) 7.625%, 5/1/2025                                              7,000,000           7,648,970

Butler County Industrial Development Authority,
   First Mortgage Revenue

   (Saint John Lutheran Care Center):

      10%, Series A1, 10/1/2017                                                               8,450,000           9,791,776

      10%, Series A2, 10/1/2017                                                                 940,000           1,097,478

Lehigh County General Purpose Authority, Revenue (Wiley House)

   9.50%, 11/1/2016 (Prerefunded 11/1/2001)                                                   3,000,000  (c)      3,368,280

Montgomery County Industrial Development Authority,
   First Mortgage Revenue
   (Meadowood Corp. Project):

      8.25%, 12/1/2018 (Prerefunded 12/1/2000)                                                3,750,000  (c)      4,001,550

      10.25%, 12/1/2020 (Prerefunded 12/1/2000)                                               5,000,000  (c)      5,446,900

Pennsylvania Housing Finance Agency, SFMR, 8.577%, 4/1/2025                                   6,000,000  (a)      6,172,500

York County Hospital Authority, Revenue

   (Health Center--Lutheran Social Services) 6.50%, 4/1/2022                                  4,250,000           4,289,695


STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SOUTH CAROLINA--2.0%

Piedmont Municipal Power Agency, Electric Revenue

   6.55%, 1/1/2016                                                                            1,690,000           1,690,406

South Carolina Housing Authority,
   Homeownership Mortgage Revenue

   9%, 7/1/2018                                                                                 690,000             694,244

Spartanburg County, Hospital Facilities Revenue
   (Spartanburg General Hospital System) 8.898%, 4/13/2022

   (Prerefunded 4/15/2002)                                                                    7,700,000  (a,c)    8,672,125

TENNESSEE--1.7%

Memphis Center City Revenue Finance Corp., Tennessee Sports

   Facility Revenue (Memphis Redbirds) 6.50%, 9/1/2028                                       10,000,000           9,587,800

TEXAS--4.2%

Houston Airport System, Special Facilities Revenue

  Airport Improvement (Continental Airlines):

      6.125%, 7/15/2027                                                                       8,100,000           7,680,906

      5.70%, 7/15/2029                                                                        3,750,000           3,343,200

Texas Department of Housing and Community Affairs

   Collateralized Home Mortgage Revenue 9.612%, 7/2/2024                                      5,500,000  (a)      6,201,250

Tomball Hospital Authority, Health, Hospital and Nursing Home

   Revenue (Tomball Regional Hospital) 6%, 7/1/2025                                           3,500,000           3,315,585

Tyler Health Facilities Development Corp., HR

   (East Texas Medical Center Regional Health
   Care System Project) 6.75%, 11/1/2025                                                      3,000,000           2,681,160

UTAH--1.8%

Carbon County, SWDR (Sunnyside Cogeneration):

   7.10%, 8/15/2023                                                                           5,070,000           5,136,671

   Zero Coupon, 8/15/2024                                                                     1,545,000             261,815

Toelle County, Hazardous Waste Treatment Revenue

   (Union Pacific Project) 5.70%, 11/1/2026                                                   5,000,000           4,549,100

VIRGINIA--.9%

Fairfax County Water Authority, Revenue 7.346%, 4/1/2029                                      5,000,000  (a,b)    5,161,100

WASHINGTON--.7%

Public Utility District No. 1 of Pend Orielle County,
  Electric Revenue

   6.375%, 1/1/2015                                                                           3,755,000           3,956,230

WEST VIRGINIA--2.5%

Braxton County, SWDR (Weyerhaeuser Co. Project)

   5.80%, 6/1/2027                                                                           14,390,000          13,824,328

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)
                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

WISCONSIN--3.0%

Wisconsin Health and Educational Facilities Authority,
  Health, Hospital and Nursing Home Revenue

   (Aurora Health Care Inc.) 5.60%, 2/15/2029                                                 7,000,000           6,207,320

Wisconsin Housing and Economic Development Authority,

   Homeownership Revenue 8.749%, 7/1/2025                                                    10,000,000  (a,b)   10,478,200

WYOMING--.8%

Sweetwater County, SWDR (FMC Corp. Project):

   7%, 6/1/2024                                                                               2,200,000           2,303,862

   6.90%, 9/1/2024                                                                            2,000,000           2,086,220

U. S. RELATED--1.6%

Puerto Rico Highway and Transportation Authority,
   Transportation Revenue 6.09%, 7/1/2038                                                     8,000,000  (a,b)    6,021,440

Puerto Rico Infrastructure Financing Authority

   6.495%, 7/1/2015 (Insured; AMBAC)                                                          3,000,000  (a,b)    2,731,740
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $544,334,683)                                                                            98.0%         539,991,892

CASH AND RECEIVABLES (NET)                                                                         2.0%          10,763,091

NET ASSETS                                                                                       100.0%         550,754,983


Summary of Abbreviations

AMBAC               American Municipal Bond Assurance                   MFHR               Multi-Family Housing
                        Corporation                                                           Revenue
COP                 Certificate of Participation                        PCR                Pollution Control Revenue
HR                  Hospital Revenue                                    SFMR               Single Family Mortgage
IDR                 Industrial Development Revenue                                            Revenue
MBIA                Municipal Bond Investors Assurance                  SWDR               Solid Waste Disposal Revenue
                        Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or              Standard & Poor's                     Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                                    AAA                                        8.8
AA                               Aa                                     AA                                        11.4
A                                A                                      A                                          7.1
BBB                              Baa                                    BBB                                       32.4
BB                               Ba                                     BB                                         6.9
B                                B                                      B                                          5.2
Not Rated (e)                    Not Rated (e)                          Not Rated (e)                             28.2

                                                                                                                 100.0

(A) INVERSE FLOATER SECURITY-THE INTEREST RATE IS SUBJECT TO CHANGE PERIODICALLY.

(B)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT SEPTEMBER 30, 1999,
THESE SECURITIES AMOUNTED TO $76,756,080 OR 13.9% OF NET ASSETS.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  NON-INCOME ACCRUING SECURITY.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           544,334,683    539,991,892

Cash                                                                     19,342

Interest receivable                                                  11,255,488

Prepaid expenses                                                         25,646

                                                                    551,292,368
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           414,885

Accrued expenses                                                        122,500

                                                                        537,385
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      550,754,983
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     555,354,097

Distributions in excess of investment income-net                     (1,018,933)

Accumulated net realized gain (loss) on investments                     762,610

Accumulated net unrealized appreciation (depreciation)

   on investments --Note 4                                           (4,342,791)

NET ASSETS ($)                                                      550,754,983
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(500 million shares of $.001 par value Common Stock authorized)      58,549,216

NET ASSET VALUE, per share ($)                                             9.41

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     37,600,544

EXPENSES:

Management fee--Note 3(a)                                            4,353,807

Shareholder servicing costs                                            178,162

Custodian fees--Note 3(b)                                              112,189

Shareholders' reports                                                   75,356

Directors' fees and expenses--Note 3(c)                                 64,309

Registration fees                                                       52,859

Professional fees                                                       41,166

Interest expense--Note 2                                                   966

Miscellaneous                                                           23,204

TOTAL EXPENSES                                                       4,902,018

INVESTMENT INCOME--NET                                              32,698,526
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              4,578,741

Net unrealized appreciation (depreciation) on investments          (51,129,931)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (46,551,190)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (13,852,664)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year Ended September 30,
                                             --------------------------------
                                                  1999             1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         32,698,526        33,858,717

Net realized gain (loss) on investments         4,578,741        (2,094,022)

Net unrealized appreciation (depreciation)
   on investments                             (51,129,931)       16,608,666

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (13,852,664)       48,373,361
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (33,466,174)      (36,879,678)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

DIVIDENDS REINVESTED--NOTE 1(C)                 2,380,500         6,990,423
TOTAL INCREASE (DECREASE) IN NET ASSETS       (44,938,338)       18,484,106
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           595,693,321       577,209,215

END OF PERIOD                                 550,754,983       595,693,321
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

INCREASE IN SHARES OUTSTANDING AS A
   RESULT OF DIVIDENDS REINVESTED                 235,695           688,950

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements and market price data for the fund's shares.


                                             Year Ended September 30,
                                  ----------------------------------------------
                                                               1999         1998         1997         1996         1995
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                            10.22        10.02         9.88         9.96         9.73

Investment Operations:

Investment income--net                                            .56          .59          .66          .68          .71

Net realized and unrealized

   gain (loss) on investments                                    (.80)         .25          .16         (.09)         .23

Total from Investment Operations                                 (.24)         .84          .82          .59          .94

Distributions:

Dividends from investment income--net                            (.57)        (.64)        (.68)        (.67)        (.71)

Net asset value, end of period                                   9.41        10.22        10.02         9.88         9.96

Market value, end of period                                      8           10 5_16      10 5_8       10            9 5_8
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                           (17.55)        3.35        13.77        11.23         4.91
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .84          .85          .85          .86          .87

Ratio of net investment income

   to average net assets                                         5.63         5.78         6.64         6.92         7.30

Portfolio Turnover Rate                                         27.05        20.95        16.66        19.27        13.68
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         550,755      595,693      577,209      560,072      559,862

(A)  CALCULATED BASED ON MARKET VALUE

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Strategic Municipals, Inc. (the "fund" ) is registered under the Investment Company Act of 1940, as amended ( the "Act"), as a diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

(C)  DIVIDENDS  TO  SHAREHOLDERS  OF  COMMON  STOCK  (" COMMON SHAREHOLDER(S)"):
Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For Common Shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment and cash purchase plan.

On September 30, 1999, the Board of Directors declared a cash dividend of $.046 per share from investment income-net, payable on October 28, 1999 to Common Shareholders of record as of the close of business on October 14, 1999.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended August 31, 1999 was approximately $18,000, with a related weighted average
annualized interest of 5.34%   .

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund' s average weekly net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the fund's aggregate expenses, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, in any full fiscal year exceed the lesser of (1) the expense limitation of any state having jurisdiction over the fund or (2) 2% of the first $10 million, 11_2% of the next $20 million and 1% of the excess over $30 million of the average value of the fund's net assets. During the period ended September 30, 1999, there was no expense reimbursement pursuant to the agreement.

(B) The fund compensates Boston Safe Deposit and Trust Company, an affiliate of the Manager, under a custody agreement for providing custodial services to the fund. During the period ended September 30, 1999, $112,189 was charged by Boston Safe Deposit and Trust Company pursuant to the custody agreement.

(C) Each director who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $154,725,527 and $154,251,223 respectively.

At September 30, 1999, accumulated net unrealized depreciation on investments was $4,342,791, consisting of $19,102,034 gross unrealized appreciation and $23,444,825 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

Dreyfus Strategic Municipals, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipals, Inc. including the statement of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipals, Inc. at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


New York, New York

November 5, 1999



DIVIDEND REINVESTMENT AND  CASH PURCHASE PLAN (Unaudited)

Under the fund' s Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a Common Shareholder who has fund shares registered in his name will have all distributions reinvested automatically by The Bank of New York, as Plan agent (the "Agent" ), in additional shares of the fund at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such Common Shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a cash dividend only is declared, the Agent, as agent for the Plan participants, will buy fund shares in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.

A Common Shareholder who owns fund shares registered in nominee name through his broker/dealer (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer in additional shares of the fund if such service is provided by the broker/dealer; otherwise such dividends and distributions will be treated like any other cash dividend.

A Common Shareholder who has fund shares registered in his name may elect to withdraw from the Plan at any time for a $2.50 fee and thereby elect to receive cash in lieu of shares of the fund. Changes in elections must be in writing, sent to The Bank of New York, Dividend Reinvestment Department, P.O. Box 1958, Newark, New Jersey 07101-9774, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.

A Plan participant who has fund shares in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $1,000 to $10,000, for investment in the fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment
                                                                 The Fund

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited) (CONTINUED)

by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A Common Shareholder who owns fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.

The Agent maintains all Common Shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

The fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $1.25 fee for each purchase made from a voluntary cash payment.

The fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended September 30, 1999 as "exempt-interest dividends" (not generally subject to regular Federal income tax.)

As required by Federal tax law rules, shareholders will receive notification of their portion of the fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1999 calendar year on Form 1099-DIV which will be mailed by January 31, 2000.

                                                             The Fund

PROXY RESULTS (Unaudited)

During the fiscal year ended September 30, 1999, shareholders voted on the following proposals presented at the annual shareholders' meeting held on May 14, 1999. The description of each proposal and the number of shares voted are as follows:


                                                                                                         Shares
                                                                                           ----------------------------------
                                                                                               For  Authority Withheld
                                                                                           ----------------------------------
To elect two Class II Directors:*

      Ehud Houminer                                                                 47,201,285                           828,675

      Robin A. Pringle                                                              47,222,407                           807,553

                                                                                        Shares
                                                   ---------------------------------------------------------------------------------

                                                                 For                         Against                   Abstained
                                                   ---------------------------------------------------------------------------------

To ratify the selection of

Ernst & Young LLP as

independent auditors for
the fund                                                   47,242,700                       226,247                      561,013

On October 15, 1999, a special meeting of shareholders was held, to approve a change to a fundamental policy of the fund to permit the fund to issue preferred stock. The number of shares voted are as follows:

                                                   ---------------------------------------------------------------------------------
                                                                 For                         Against                   Abstained
                                                   ---------------------------------------------------------------------------------

                                                           24,412,465                     5,508,512                    1,582,953

*   THE TERMS OF THESE CLASS II DIRECTORS EXPIRE IN 2002.


NOTES

OFFICERS AND DIRECTORS

Dreyfus Strategic Municipals, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin R. Pringle
John E. Zuccotti

OFFICERS

President and Treasurer
      Marie E. Connolly

Vice President and Secretary
      Margaret W. Chambers

Vice President, Assistant Treasurer and
Assistant Secretary
      Frederic C. Dey

Vice President, Assistant Treasurer and Assistant Secretary
      Stephanie Pierce

Vice President and Assistant Treasurer
      Mary A. Nelson

Vice President and Assistant Treasurer
      George A. Rio

Vice President and Assistant Treasurer
      Joseph F. Tower, III

Vice President and Assistant Treasurer
      John P. Cavino

Vice President and Assistant Secretary
      Douglas C. Conroy

Vice President and Assistant Secretary
      Christopher J. Kelley

Vice President and Assistant Secretary
      Kathleen K. Morrisey

Vice President and Assistant Secretary
      Elba Vasquez

Vice President and Assistant Secretary
      Karen Jacoppo-Wood

PORTFOLIO MANAGERS:

    Joseph P. Darcy
    A. Paul Disdier
    Douglas J. Gaylor
    Joseph A. Irace
    Richard J. Moynihan
    Colleen A. Meehan
    W. Michael Petty
    Jill C. Shaffro
    Scott Spraver
    L. Lawrence Troutman
    Samuel J. Weinstock
    Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Boston Safe Deposit
and Trust Company

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

The Bank of New York

STOCK EXCHANGE LISTING

NYSE Symbol: LEO

INITIAL SEC EFFECTIVE DATE

9/23/87

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                                                           For More Information

                        Dreyfus Strategic Municipals, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit and
                        Trust Company
                        One Boston Place
                        Boston, MA 02108

                        Transfer Agent &
                        Dividend Disbursing Agent
                        and Registrar

                        The Bank of New York
                        101 Barclay Street
                        New York, NY 10286


(c) 1999 Dreyfus Service Corporation                                   853AR999